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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  February 21, 2001


                              VIA NET.WORKS, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                   0-29391                  84-1412512
  (State or Other            (Commission File           (IRS Employer
   Jurisdiction of               Number)            Identification Number)
   Incorporation)


                      12100 Sunset Hills Road, Suite 110
                            Reston, Virginia 20190
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (703) 464-0300
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                              VIA NET.WORKS, INC.

Item 5.  Other Events.

          On February 21, 2001, VIA NET.WORKS, Inc. (the "Corporation") issued a press release announcing, among other things, that its 2001 Annual Meeting of Stockholders has been scheduled to be held on May 23, 2001. A copy of the press release in which this announcement is included is attached as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
     ------------

     (c)  Exhibits.

     99.1 Press Release, dated February 21, 2001, announcing, among other things, the Corporation's 2001 Annual Meeting of Stockholders.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 21, 2001                VIA NET.WORKS, INC.


                                       By:  /s/ Matt S. Nydell
                                          -------------------------------------
                                          Matt S. Nydell
                                          Vice President, Secretary and General
                                          Counsel

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                                 EXHIBIT INDEX

99.1 Press Release, dated February 21, 2001, announcing, among other things, the Corporation's 2001 Annual Meeting of Stockholders.

                                      -4-